UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________

SCHEDULE 14C

_______________________________________________________

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

Check the appropriate box:
☐ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒ Definitive Information Statement

BILI SOCIAL INTERNATIONAL, INC.

(Name of Registrant as Specified in Charter)

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☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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(2) Aggregate number of securities to which transaction applies:

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☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BILI SOCIAL INTERNATIONAL, INC.

625 Broad Street

2nd Floor, Suite 240

Newark, New Jersey 07102

888-458-2454

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT OF

A MAJORITY OF THE VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

The accompanying Notice of Internet Availability is first being sent to our stockholders on August 25, 2026.

Dear Stockholders of BILI Social International, Inc.:

This Notice and the accompanying Information Statement is being distributed to the holders of record, as of the close of business on August 10, 2026 (the “Record Date”) of the outstanding common stock of BILI Social International, Inc. formerly known as Allied Energy, Inc., a Florida corporation (the “Company”). We are furnishing this Information Statement to inform you of actions taken by stockholders who have the authority to vote a majority of the outstanding shares of our common stock, par value $0.001 per share (“Common Stock”).

By written consent completed August 13, 2026, stockholders holding approximately 55.729% of the outstanding voting equity of the Company approved and ratified the following corporate actions (collectively, the “Actions”):

1.	Approval of an amendment to the Company’s Bylaws to decrease the number of shares needed to establish a quorum for meetings of stockholders to thirty-three-and-one-third percent (33 1/3%) of the outstanding voting securities of the Company (the “Bylaws Amendment”) and

The Actions were approved by the Company’s board of directors by unanimous written consent on August 13, 2026.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposals will not be effective until at least 40 calendar days after the mailing of the Information Statement to our stockholders. Therefore, the Information Statement is being sent to you for informational purposes only.

The purpose of this notice and the accompanying Information Statement is to (1) inform the Company’s stockholders of the actions taken by written consent before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (2) provide the notice required under Section 607.0704 of the Florida Business Corporation Act. In accordance with Rule 14c-2 and Rule 14a-16 promulgated under the Exchange Act, the actions will become effective no sooner than the 40th calendar day after the Notice of Internet Availability of Information Statement with respect to the Election (the “Notice”) is first sent to our stockholders (the “Effective Date”). The Notice is first being sent on or about August 25, 2026.

THE INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THE INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THE INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT: THE INFORMATION STATEMENT IS AVAILABLE AT https://westcoaststocktransfer.com/proxy-BSCL/

By Order of the Board of Directors /s/ Adrian Capobianco By: Adrian Capobianco, Chief Executive Officer August 25, 2026

i

BILI SOCIAL INTERNATIONAL, INC.

625 Broad Street

2nd Floor, Suite 240

Newark, New Jersey 07102

888-458-2454

_______________________________________________________

INFORMATION STATEMENT

_______________________________________________________

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

__________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Information Concerning the Actions by Written Consent

This Information Statement is being furnished to the stockholders of BILI Social International, Inc., a Florida corporation (the “Company”, “we”, “us” or “our”), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, for the purpose of informing our stockholders that, on August 13, 2026, the stockholders holding a majority (55.729%) of the voting power of the Company approved by written consent, and on August 13, 2026 the Company’s Board of Directors (“Board”) approved by written consent, the following corporate actions (collectively, the “Actions”):

1.	Approval of an amendment to the Company’s Bylaws to decrease the number of shares needed to establish a quorum for meetings of stockholders to thirty-three-and-one-third percent (33 1/3%) of the outstanding voting securities of the Company (the “Bylaws Amendment”).

The Information Statement is being furnished only to (1) inform the Company’s stockholders of the Actions before it takes effect in accordance with Rule 14c-2 and Rule 14a-16 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (2) provide the notice required under Section 607.0704 of the Florida Business Corporation Act. The Election will become effective on the 40th calendar day after the Notice of Internet Availability of Information Statement (the “Notice”) with respect to the Actions is first sent to our stockholders (the “Effective Date”). The Notice is first being sent to our stockholders on or about August 25, 2026.

Under the laws of the State of Florida and our bylaws (“Bylaws”), shareholder action may be taken by written consent without a meeting of the stockholders. The written consent of our Board and the written consent of the stockholders holding a majority of the voting power of the Company are sufficient to approve the Actions. Therefore, no proxies or consents were or are being solicited in connection with the Actions.

1

Record Date and Voting Stockholders

Our authorized capital stock consists of 40,000,000,000 shares of common stock, $0.001 par value per share (the “Common Stock”), and 120,000,000 shares of preferred stock, $0.001 par value per share, the rights and preferences of which may be set by our Board.

Our Board has fixed the close of business on August 10, 2026 (the “Record Date”), as the record date for determining our stockholders who are entitled to receive this Information Statement (the “Record Date”). Only our stockholders of record as of the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, there were 40,388,706 shares of common stock, par value $0.001 (“Common Stock”) issued and outstanding and 0 shares of Preferred Stock issued and outstanding. Stockholders as of the Record Date who did not consent to any of the Actions are not entitled to dissenters’ rights or appraisal rights in connection with any of the Actions under the laws of the State of Florida or under our bylaws.

Common Stock

Holders of the Company’s Common Stock are entitled to one vote for each share on all matters submitted to a shareholder vote. Holders of Common Stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of Common Stock voting for the election of directors can elect all of the directors. Holders of the Company’s Common Stock representing a majority of the voting power of the Company’s capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of stockholders. A vote by the holders of a majority of the Company’s outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the Company’s Articles of Incorporation.

Holders of the Company’s Common Stock are entitled to share in all dividends that the Board, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the Common Stock. The Company’s Common Stock has no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the Company’s Common Stock.

Blank Check Preferred Stock

The Company’s Board, without stockholder approval, has the authority under the Company’s Articles of Incorporation, to issue up to 120,000,000 shares of blank check preferred stock. This type of preferred stock allows the Board to issue one or more series of the Preferred Stock, from time to time, with full, limited or no voting powers, and to fix all of the designations, preferences and relative, participating, optional or special voting rights, and qualifications, limitations or other restrictions upon the Preferred Stock.

Majority Stockholders

The Actions were approved as of August 13, 2026, by an Action by Written Consent of stockholders holding 22,508,392 shares of Common Stock, representing 55.729% of the issued and outstanding shares of our Common Stock (the “Majority Stockholders”). There are no shares of Preferred Stock issued and outstanding as of the Record Date.

Expenses

The cost of preparing and furnishing this Information Statement will be borne by the Company. We may request brokerage houses, nominees, custodians, fiduciaries, and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held on the Record Date.

Stockholders Sharing an Address

We will deliver, or cause to be delivered, only one copy of this Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We undertake to promptly deliver, or cause to be promptly delivered, upon written or oral request, a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of this Information Statement is delivered. A shareholder can notify us that the shareholder wishes to receive a separate copy of this Information Statement by contacting us at the address set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address set forth above.

2

Information Regarding the Consent Actions

The Board determined that an amendment to the Bylaws of the Company, is in the Company’s and our stockholders’ best interests. More specifically, the Bylaws Amendment reduced the quorum for stockholder meetings from a majority of the outstanding voting securities of the Company (the “Current Quorum”) to thirty-three-and-one-third percent (33 1/3%) of the outstanding voting securities of the Company (the “New Quorum”). The Board has adopted and declared advisable the Bylaws Amendment, which is necessary in order to implement the New Quorum.

General

A quorum is the minimum number of voting power that must be present in person or by proxy at a stockholder meeting in order for that meeting to be validly held. It is a requirement under Florida law that a company specify its quorum for its stockholder meetings by defining the proportion of the voting power that constitutes a quorum in its articles of incorporation or bylaws.

Our Bylaws provide that the Current Quorum for a meeting of the Company’s stockholders is participation of the holders of a majority of the shares entitled to vote, represented in person or by proxy. Under Florida law, Nasdaq and NYSE Stock Market Rules the minimum quorum requirement is 33 1/3%. Our Current Quorum is above the minimum quorum requirement under law.

We may have difficulties reaching our Current Quorum for our stockholder meetings in a timely manner. If we do not achieve our Current Quorum by the originally scheduled meeting dates, then we would have to adjourn the meeting for some period to allow us to solicit further proxies from our stockholders in order to reach the Current Quorum and validly hold the meeting of stockholders. Thus, lowering the quorum threshold will enable the Company to avoid stalled or deadlocked business, will bring the bylaws into closer alignment with Wyoming statutory law and will better accommodate the Company’s geographically dispersed investor based.

Reasons for the Bylaws Amendment

The Board believes that a reduction in the Current Quorum, for any future stockholder meetings, to the New Quorum, and the Bylaws Amendment to make this change, is in the best interests of the Company and its stockholders. By adopting the Bylaws Amendment:

•	we will reduce the risk of our failing to achieve the required quorum for any stockholder meetings, which failure would require us to adjourn such meetings and therefore cause us to incur additional costs, such as additional virtual meeting host costs and possibly hiring proxy solicitors, and suffer disruptions to our business; and

•	we believe that the New Quorum is high enough to ensure that a broad range of stockholders are present at a stockholder meeting in person or by proxy.

Accordingly, the Board has adopted and declared advisable the Bylaws Amendment. The text of the Amendment to the Company’s Bylaws is included as Annex A to this Information Statement.

Effectiveness of the Bylaws Amendment

The Bylaws Amendment will become effective upon the expiration of the 40-day period commencing on the date of mailing of this Information Statement to our stockholders as required under Rule 14c-2 and Rule 14a-16 promulgated under the Exchange Act

3

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of the Record Date and August 13, 2026, certain information with respect to the beneficial ownership of our common and preferred shares by each stockholder, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our common and preferred shares, as well as by each of our current directors and executive officers, and our directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of Common Stock, except as otherwise indicated. Unless otherwise indicated, the address of each of the following persons is c/o BILI Social International, Inc., 625 Broad Street 2nd Floor, Suite 240 Newark, New Jersey 07102.

Name & Address of Beneficial Owner	Common Stock Beneficially Owned Prior to this Offering
Officers and Directors	Shares	%(1)
Chi Ching Hung (2)	5,533,548	13.70%
Adrian Capobianco (3)	1,704,541	4.22%
Taisia Levintsa (4)	1,090,767	2.7%
Robert Fotheringham (5)	0	*
Zhenlong (Joe) Jiao (6)	126,665	*
Henoc Muamba (7)	161,406	*
All Directors & Officers as a Group	8,616,927	21.335%
5% Stockholders
Xiaodong Xu	2,586,549	6.40%
Siu Lan Sandy, Ho	2,119,774	5.25%

* denotes less than 1%

(1)	Based upon 40,388,706 shares of common stock, par value $0.001 (“Common Stock”) issued and outstanding and 0 shares of Preferred Stock issued and outstanding as of the Record Date and August 13, 2026. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and is not necessarily indicative of beneficial ownership for any other purpose. The number of shares of common stock shown as beneficially owned includes shares of common stock issuable upon the exercise of warrants that will become exercisable within sixty (60) days of August 10, 2026.
(2)	Chi Ching Hung, Director, holds her shares indirectly through Toprich International Capital Limited of which she has voting and dispositive control.
(3)	Adrian Capobianco, our Chairman, CEO, CFO and Director, holds his shares indirectly through 1452080 ONTARIO Inc. and USInvestco LLC, each of which he has voting and dispositive control over.
(4)	Taisia Levintsa, our Vice President and Director, holds her shares directly and indirectly through USHoldco1 LLC, an entity of which she has voting and dispositive control over
(5)	Robert Fotheringham ownership consists of 0 common stock shares.
(6)	Zhenlong (Joe) Jiao, director, holds 126,665 common stock shares indirectly through 1000696113 Ontario Ltd. of which he has voting and dispositive control over.
(7)	Henoc Muamba, director, owns 161,406 common stock shares directly.

4

Additional Information about the Company

We file annual, quarterly, and current reports, Proxy Statements, and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://sec.report. You may also request a copy of the Company’s filings with the SEC, at no cost, by sending a request to: 625 Broad Street, 2nd Floor, Suite 240, Newark, New Jersey 07102.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

The accompanying Information Statement will serve as written notice to stockholders of the Company pursuant to Section 607.0704 of the Florida Business Corporation Act.

Dated: August 25, 2026	By Order of the Board of Directors

/s/ Adrian Capobianco
By: Adrian Capobianco, Chief Executive Officer
(Principal Executive Officer)

5

ANNEX A

Amendment No. 1 to Bylaws

Dated [ ], 2026

Pursuant to the provisions of the Articles of Incorporation and the Bylaws of BILI Social International, Inc., a Florida corporation (the “Corporation”), and pursuant to the provisions of the Florida Business Corporation Act, the Bylaws are hereby amended as follows:

1.	Amend the Bylaws to replace any references to the Corporation’s former name, “Allied Energy, Inc.”, to the Corporations current name “BILI Social International, Inc.” to reflect the change of name completed in 2026.

2.	Article II, Section F of the Bylaws is hereby amended and restated in its entirety to provide as follows:

“Section F. Quorum. Thirty-three and one-third percent (33 1/3%) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the Stockholders for the transaction of business except as otherwise expressly required by statute or by the Articles of Incorporation. All Stockholders present in person or represented by proxy at such meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum. If, however, such quorum shall not be initially present at any meeting of Stockholders, a majority of the Stockholders entitled to vote thereat shall nevertheless have power to adjourn the meeting from time to time and to another place, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Shareholder of record entitled to vote at the meeting.”

A-1